1 WEX INC. AMENDED AND RESTATED 2019 EQUITY AND INCENTIVE PLAN MARKET SHARE UNIT AWARD AGREEMENT 2025 GRANT THIS AWARD AGREEMENT (this “Agreement”) is entered into by and between WEX Inc., a Delaware corporation (the “Company”), and the individual (the “Grantee”) listed on the attached Memorandum (which is incorporated herein by reference, the “Memorandum”), effective as of the Date of Grant set forth on such Memorandum (the “Date of Grant”), pursuant to the terms and conditions of the WEX Inc. Amended and Restated 2019 Equity and Incentive Plan (the “Plan”). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Plan. WHEREAS, the Company has adopted the Plan (the prospectus of which was provided to the Grantee), which is incorporated herein by reference and made part of this Agreement; WHEREAS, the Board has the authority under the Plan to grant Awards to eligible service providers of the Company and its subsidiaries (collectively, the “Company Group”); and WHEREAS, the Board has determined that it would be in the best interests of the Company and its stockholders to grant the Award provided for herein to the Grantee pursuant to the Plan and this Agreement. NOW THEREFORE, in consideration of the mutual convents hereinafter set forth, the Company and the Grantee agree as follows: 1) Award. Subject to (i) the terms and conditions set forth in the Plan and this Agreement (including, without limitation, the Grantee’s agreement to comply with the obligations set forth in Section 5 and Section 6 below) and (ii) the Grantee’s acknowledgement of the Memorandum, the Company hereby grants the Grantee the number of Market Share Units set forth in the Memorandum (the “MSUs”). 2) Vesting. Subject to Section 3(a) and Section 3(c), on each of the first three anniversaries of the Date of Grant (each, a “Vesting Date”), the number of MSUs that shall vest, if any, shall equal the product of (i) one-third of the MSUs and (ii) the Common Stock Price (as defined below) on the Vesting Date divided by the Common Stock Price on the Date of Grant (clause (ii), the “Payout Factor”); provided, that (a) if the Payout Factor is less than 0.6, no MSUs shall vest on the applicable Vesting Date and (b) the maximum Payout Factor shall be 2.0; provided, further, that vesting on each Vesting Date shall be subject to (I) the Grantee’s continued Service (as defined below) on the applicable Vesting Date or (II) the Grantee’s Retirement prior to such Vesting Date in accordance with and subject to Section 3(b). Any MSUs eligible to vest on a Vesting Date that do not vest under this Section 2 shall be forfeited immediately, automatically and without consideration. 3) Termination; Change in Control. a) Death. Upon the Grantee’s death, to the extent not previously forfeited, the Target Exhibit 10.5

2 number of MSUs set forth in the Memorandum (less one-third of the Target for each Vesting Date that has occurred prior to the Grantee’s death) shall immediately vest. b) Retirement. i) If the Grantee’s Service is terminated due to the Grantee’s Retirement (as defined below), continued vesting under Section 2, Section 3(a) and Section 3(c) shall be subject to the Grantee’s (x) continued compliance with the provisions of this Agreement, including, without limitation, Section 5 and Section 6, (y) execution and non-revocation of a separation agreement, including a release of claims, in a form provided by the Company (and executed by deed where appropriate), within the timeframe set forth therein, but no later than thirty (30) days following the Grantee’s Retirement (the “Release Requirement”) and (z) successful completion of the Grantee’s transitional duties prior to Retirement. If the Grantee fails to satisfy the Release Requirement, outstanding MSUs shall be forfeited immediately, automatically and without consideration and the Board may require the Grantee to immediately remit to the Company any shares of Common Stock (or the fair market value thereof (as determined by the Board in its sole discretion) to the extent the Grantee no longer holds the shares of Common Stock) issued in respect of the MSUs following and as a result of the Grantee’s Retirement, and the Company shall be entitled to an award of its reasonable attorneys’ fees incurred in enforcing its rights pursuant to this Section 3(b)(i). ii) Notwithstanding Section 3(b)(i), if (x) the Company receives a legal opinion stating that there has been a legal judgment and/or legal development in the Grantee’s jurisdiction that likely would result in Section 3(b)(i) or vesting following Retirement being deemed unlawful or in violation of Section 409A, or (y) any of the restrictive covenants set forth in Section 5 and Section 6 are held by any court or governmental authority (or otherwise deemed) to be void, unlawful or unenforceable with respect to the Grantee, then the provisions herein relating to the Grantee’s Retirement shall be null and void ab initio and the MSUs shall be subject to the other applicable provisions of this Agreement. If the Grantee has already received shares of Common Stock following and as a result of the Grantee’s Retirement, the Board may require the Grantee to immediately remit to the Company any such shares of Common Stock (or the fair market value thereof (as determined by the Board in its sole discretion) to the extent the Grantee no longer holds the shares of Common Stock), and the Company shall be entitled to an award of its reasonable attorneys’ fees incurred in enforcing its rights pursuant to this Section 3(b)(ii). iii) For purposes of this Agreement, “Retirement” means a termination of the Grantee’s Service following Notice (as defined below) other than a termination of the Grantee’s Service for Cause or where grounds for a termination of the Grantee’s Service for Cause exist; provided that at the time of such Notice the Grantee has satisfied one (or more) of the following: (x) attainment of at least fifty-five (55) years of age and ten (10) full years of continuous Service, (y) attainment of at least sixty (60) years of age and five (5) full years of continuous Service or (z) attainment of at least sixty-five (65) years of age and two (2) full years of continuous Service, in each case, as determined by the Company’s HRIS. To invoke a termination due to Retirement, the Grantee must provide at least six (6) months prior written notice to the Grantee’s direct manager at the applicable member of the Company Group (the “Notice”) and the termination date must be at least six (6) months following the Date of Grant.

3 c) Change in Control. Upon the occurrence of a Change in Control, to the extent not previously forfeited, a number of MSUs, if any, shall vest equal to the product of (x) the Target number of MSUs set forth in the Memorandum (less one-third of the Target for each Vesting Date that has occurred prior to such Change in Control) and (y) the Common Stock Price on the Change in Control divided by the Common Stock Price on the Date of Grant (clause (y), the “CIC Payout Factor”); provided, that (I) if the CIC Payout Factor is less than 0.6, no MSUs shall vest on the Change in Control, (II) the maximum CIC Payout Factor shall be 2.0 and (III) the MSUs that vest pursuant to this Section 3(c) shall be deemed allocable to the remaining Vesting Dates in substantially equal installments; provided, further, that vesting upon a Change in Control shall be subject to (A) the Grantee’s continued Service on the Change in Control or (B) the Grantee’s Retirement prior to such Change in Control in accordance with and subject to Section 3(b). Any unvested MSUs that do not vest under this Section 3(c) upon a Change in Control shall be forfeited immediately, automatically and without consideration. d) Other Terminations. Except as otherwise provided under Section 2 or Section 3 of this Agreement, upon the termination of the Grantee’s Service for any reason, any MSUs that have not vested as of such termination shall be forfeited immediately, automatically and without consideration (unless the Board, in its sole discretion, determines otherwise). A termination of Service shall be deemed to have occurred on the date on which the Grantee ceases to perform active employment duties for the Company Group, regardless of any notice period, salary continuation period or other severance period. Notwithstanding any other provision of the Plan, this Agreement or any other agreement between any member of the Company Group and the Grantee to the contrary, the Grantee shall not be entitled to any compensation for the loss of any rights under the Plan or this Agreement as a result of the termination of the Grantee’s Service. e) Definitions. For purposes of the Agreement, i) “Common Stock Price” shall mean the volume weighted average price per share of Common Stock over the ten (10) trading days immediately preceding the date of determination; provided that on or following a Change in Control, the Common Stock Price shall mean the price per share of Common Stock implied by such Change in Control. ii) “Service” means providing services as an active employee, to, or for the benefit of, any member of the Company Group. 4) Settlement. Vested MSUs shall be settled on or within thirty (30) days following the earliest of (i) the Vesting Date applicable to such vested MSUs, (ii) the Grantee's death and (iii) a termination of the Grantee’s Service by a member of the Company Group (including any acquirer or successor) without Cause or by the Grantee for Good Reason, in each case, during the one-year period following a Change in Control that would constitute a “change in control event” within the meaning of Section 409A. Upon settlement, the Company shall deliver to the Grantee, for each vested MSU, one (1) share of Common Stock, subject to any terms and conditions set forth in the Plan or imposed by the Board. No fractional shares of Common Stock shall be delivered and any fractions shall be rounded down.

4 5) Confidential and Proprietary Information. a) The Grantee acknowledges that in connection with the Grantee’s Service, the Grantee is placed in a position of confidence and trust with the Company Group and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary Information, except in the proper course of the Grantee’s duties to the Company Group, as required by law or as authorized by the Board of Directors. “Confidential and Proprietary Information” includes but is not limited to all the Company Group’s trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company Group, regardless of whether possessed or developed by the Grantee in the course of the Grantee’s Service. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company Group, and hereby represents that the Grantee has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that the Grantee has complied and will continue to comply with this commitment, both as an employee and after the termination of the Grantee’s Service. Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company Group; (3) is lawfully disclosed to the Grantee by a third party (other than any member of the Company Group, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; (4) is developed by the Grantee entirely on the Grantee’s own time without the Company Group’s equipment, supplies or facilities and does not relate at the time of conception to the Company Group’s business or actual or demonstrably anticipated research or development; or (5) is lawfully acquired by a non-supervisory employee about wages, hours or other terms and conditions of employment when used for purposes protected by §7 of the National Labor Relations Act such as discussing wages, benefits or terms and conditions of employment, or other legally protected concerted activity for mutual aid or protection of laborers. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain. b) The provisions in this Agreement do not prohibit the Grantee from communicating with any governmental authority or making a report in good faith and with a reasonable belief of any violations of law or regulation to a governmental authority, or from testifying or participating in a legal proceeding relating to such violations, including providing documents or information or making other disclosures protected or required by any whistleblower law or regulation to the Securities and Exchange Commission, the Department of Labor, or any other appropriate government authority. This may include disclosure of trade secret or confidential information within the limitations permitted by the 2016 Defend Trade Secrets Act (DTSA). The Grantee understands, agrees and acknowledges that under the DTSA, (1) no individual will be held criminally or civilly liable under Federal or State trade

5 secret law for the disclosure of a trade secret (as defined in the Economic Espionage Act) that: (A) is made in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and made solely for the purpose of reporting or investigating a suspected violation of law, or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal so that it is not made public; and (2) an individual who pursues a lawsuit for retaliation by an employer for reporting a suspected violation of the law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except as permitted by court order. Notwithstanding the foregoing, the Grantee expressly agrees to honor the confidentiality obligations in this Agreement and will only share Confidential and Proprietary Information with the Grantee’s attorney or with the government agency or entity in accordance with this Section 5. Further, nothing in this Agreement limits or affects Grantee’s right to disclose or discuss sexual harassment or sexual assault disputes. Nothing in this Agreement shall be construed to permit or condone unlawful conduct, including but not limited to the theft or misappropriation of Company Group’s property, trade secrets or information. 6) Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to the Grantee, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of Service due to Retirement, twelve (12) months following the Vesting Date (in each case, except with respect to Section 5(f), which restrictions apply in perpetuity), the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company Group, whether as an agent or otherwise: a) Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company Group with whom the Grantee directly performed any services or had any direct business contact; b) Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company Group whose entity- or other customer- specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Group’s Confidential and Proprietary Information; c) Utilize the Company Group’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company Group; d) Solicit or induce, either directly or indirectly, any employee of the Company Group to leave the employ of any member of the Company Group or become employed with or otherwise engaged by any person, entity or organization other than the Company Group; or take any action to

6 assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any employee of a member of the Company Group to leave the employ of such member of the Company Group or become employed with or otherwise engaged by any person, entity or organization other than a member of the Company Group; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by a member of the Company Group within sixty (60) days preceding that individual’s hire by the Grantee or the Grantee’s subsequent employer; e) Become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this Section 6(e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s Service or within six (6) months after the Grantee’s termination of Service, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of the Grantee’s knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Section 6 shall be effective and binding only to the extent permissible under Rule 5.6 of the Maine Rules of Professional Conduct or any similar rule governing the practice of law that is applicable to the Grantee. The restrictions in this Section 6 shall not be construed to prevent the Grantee from, following the termination of the Grantee’s Service, working for a business entity that does not compete with the Company Group simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Section 6 will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company Group, owned or controlled. The restrictions in this Section 6 shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company Group’s businesses are conducted internationally and agrees that the provisions in this Section 6 shall operate in any country in which the Company Group conducts business while the Grantee is/was employed by a member of the Company Group; and/or f) Subject to Section 5(b), and except in the proper course of the Grantee’s duties to the Company Group in the ordinary course of business or as otherwise explicitly directed in writing by an officer of the Company, directly or through others: (a) provide any confidential information, including

7 any information derived from the Grantee’s experience with the Company Group, to (i) any competitor of the Company Group, (ii) any person the Grantee knows or has reason to believe may be an investor or prospective investor in the Company Group, (iii) a member of the media, (iv) any prospective acquirer of any member of the Company Group, (v) any litigant or potential litigant against any member of the Company Group, (vi) any other person seeking information regarding the Company Group (including, without limitation, information with respect to its business, executives, directors, balance sheet, history, prospects or opportunities) or seeking to change or influence the control of the Company Group, or (vii) any person acting on behalf of any of the foregoing (any such person described in clauses (i) to (vii), a “Potential Adverse Party”); (b) make, publicly or privately, any statements that disparage, or could otherwise cause harm to, the business or reputation of any member of the Company Group and/or any current or former officer, director or employee of any member of the Company Group; (c) join a “group” or become a “participant” in a solicitation with respect to the Company Group (other than a solicitation by the Board of Directors), as those terms are defined in applicable securities laws; and (d) aid, encourage, advise or otherwise provide assistance to any Potential Adverse Party in (i) asserting, prosecuting or defending any claim, action or proceeding against any member of the Company Group, (ii) undertaking a proxy contest, withhold campaign or other shareholder activism campaign or proxy solicitation against any member of the Company Group, (iii) proposing to acquire any member of the Company Group or any of its assets or (iv) making any other demands of any member of the Company Group. If the Grantee is contacted by any Potential Adverse Party, the Grantee shall promptly provide written notice thereof to the Company’s Chief Legal Officer (the “CLO”), and shall not discuss the Company Group with any such Potential Adverse Party without prior written approval from the CLO. The Company Group has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company Group, (c) solicitation or hire of the employees of any member of the Company Group, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Section 5 and Section 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company Group that is enforceable under applicable law. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company Group. The Grantee also acknowledges that in the event the Grantee breaches any part of Section 5 and Section 6 of this Agreement, the damages to the Company Group would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company Group shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if the Grantee breaches any covenant set forth in Section 6, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief

8 providing effective remedy for such breach or breaches is obtained by the Company Group, or until the Company Group states in writing that it will seek no judicial relief for such breach. If any one or more provisions of Section 5 and Section 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Section 5 and Section 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled. The Grantee agrees, during (i) the twelve (12) month period following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of Service due to Retirement, the twelve (12) month period following the Vesting Date, to disclose to the Company Group, in writing, any person or entity with whom the Grantee becomes employed, contracted to, or otherwise affiliated, the Grantee’s date of hire or engagement, the Grantee’s job title, and a complete description of the Grantee’s duties. The Grantee agrees to make such disclosure to the Company Group no later than the date on which the Grantee accepts or otherwise agrees to become employed by, contracted to, or otherwise affiliated with such person or entity. During the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of Service due to Retirement, twelve (12) months following the Vesting Date, the Grantee will provide any person or entity that the Grantee seeks an offer of employment or other engagement or retention from notice of the existence of this Agreement and the terms of Section 5 and Section 6 before requesting or accepting such an offer. If the Grantee fails to provide such notice, the Grantee understands that the Grantee may be held liable for any consequential damages resulting from such failure. The Grantee agrees that the Company Group may send a copy of this Agreement to, or otherwise make the provisions of Section 5 and Section 6 of this Agreement known to, any of the Grantee’s potential and future employers or other entity considering engaging the Grantee or which has engaged or employed the Grantee. The Grantee agrees not to assert any claim that such conduct by the Company Group is legally actionable interference or otherwise impermissible regardless of whether or not the provisions of Section 5 and Section 6 are later found to be enforceable in whole or in part. Mindful of the obligations set forth in Section 5 and Section 6, upon termination of the Grantee’s Service, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company Group. 7) Successors and Assigns; No Third Party Beneficiaries. Unless otherwise determined by the Board, the Grantee shall not be permitted to transfer or assign this Agreement or the MSUs, except as expressly permitted under the Plan. The Company may assign this Agreement to an entity controlled by or under common control with the Company or to an entity that acquires all or substantially all of the business, equity or assets of the Company. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company Group and its successors and assigns and upon the Grantee and the Grantee’s heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the

9 Company Group and the Grantee, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. 8) Withholding. As a condition to the granting of the MSUs, the Grantee acknowledges and agrees that the Grantee is responsible for the payment of income and employment taxes (and any other taxes) payable in connection with the vesting and/or settlement of the MSUs. The Company Group shall have the power and the right to deduct or withhold automatically from any payment or shares of Common Stock deliverable under this Agreement, or require the Grantee to remit to the Company Group, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Agreement (the “Minimum Withholding”) in a form that is reasonably acceptable to the Company (as determined by the Company in its sole discretion); provided that, except as otherwise provided by the Board, with respect to the withholding of shares of Common Stock, if the Company Group is able to withhold from the shares of Common Stock deliverable under this Agreement such number of shares of Common Stock having a fair market value (as determined by the Board in its sole discretion) that is greater than the Minimum Withholding without financial accounting implications for the Company or the withholding is in a jurisdiction that does not have a Minimum Withholding, the Company Group shall have the power and the right, including at the Grantee's request, to deduct or withhold automatically from any shares of Common Stock deliverable under this Agreement up to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company) to satisfy federal, state, and local taxes, domestic or foreign, with respect to any taxable event arising as a result of this Agreement. Notwithstanding the foregoing, with respect to any taxes that the Company Group is required to withhold in connection with the vesting of the MSUs, the Company Group shall deduct or withhold automatically from any shares of Common Stock deliverable under this Agreement the number of shares of Common Stock having a fair market value equal to the Minimum Withholding with respect to such taxable event, which retained shares of Common Stock shall fund the payment of such taxes by the Company on the Grantee’s behalf. 9) No Rights to Continued Service. The granting of the MSUs shall impose no obligation on any member of the Company Group to continue the Service of the Grantee and shall not interfere in any way with the right of any member of the Company Group to terminate such Service. 10) Governing Law. This Agreement, and all claims or causes of action or other matters that may be based upon, arise out of or relate to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict or choice of law rule or principle that might otherwise refer construction or interpretation thereof to the substantive laws of another jurisdiction. 11) Consent to Jurisdiction. The Company and the Grantee, by the Grantee’s execution hereof, (a) hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts in the State of Delaware for the purposes of any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waive, to the extent not prohibited by applicable law, and agree not to assert by way of motion, as a defense or otherwise, in any such claim or action, any claim that the Grantee is not subject personally to the jurisdiction of the above-named courts, that the Grantee’s property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named court is improper or that this Agreement or the subject matter hereof may

10 not be enforced in or by such court and (c) hereby agree not to commence any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof other than before the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such claim or action to any court other than the above-named courts whether on the grounds of inconvenient forum or otherwise; provided, however, that the Company and the Grantee may seek to enforce a judgment issued by the above-named courts in any proper jurisdiction. The Company and the Grantee hereby consent to service of process in any such proceeding, and agree that service of process by registered or certified mail, return receipt requested, at the Grantee’s address specified pursuant to Section 15 is reasonably calculated to give actual notice. 12) WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT THE GRANTEE SHALL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTY HERETO THAT THIS SECTION 12 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND SHALL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. 13) Compliance with Section 409A. Notwithstanding any other provision of this Agreement to the contrary: a) The Company intends that the MSUs satisfy the requirements of Section 409A. This Agreement shall be interpreted in accordance with that intent, such that there are no adverse tax consequences, interest or penalties under Section 409A as a result of the MSUs. In no event whatsoever will any member of the Company Group or any of their respective directors, officers, agents, attorneys, employees, shareholders, investors, managers, fiduciaries, successors or assigns be liable for any additional tax, interest or penalties that may be imposed on the Grantee under Section 409A or any damages for failing to comply with Section 409A. b) A termination of Service shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits considered “nonqualified deferred compensation” under Section 409A upon or following a termination of Service unless such termination is also a “separation from service” within the meaning of Section 409A, and for purposes of any such provision of this Agreement, references to a “termination,” “terminate,” “termination of Service” or like terms shall mean “separation from service” within the meaning of Section 409A. If any payment, compensation or other benefit provided to the Grantee, due to the termination of the Grantee’s employment, is determined, in whole or in part, to constitute

11 “nonqualified deferred compensation” within the meaning of Section 409A and the Grantee is a specified employee as defined in Section 409A(2)(B)(i) of the Code, no part of such payments shall be paid before the day that is six (6) months plus one (1) day after the date of termination or, if earlier, ten (10) business days following the Grantee’s death (the “New Payment Date”). The aggregate of any payments that otherwise would have been paid to the Grantee during the period between the date of termination and the New Payment Date shall be paid to the Grantee in a lump sum on such New Payment Date. Thereafter, any payments that remain outstanding as of the day immediately following the New Payment Date shall be paid without delay over the time period originally scheduled, in accordance with the terms of this Agreement. c) If under this Agreement, an amount is paid in two or more installments, for purposes of Section 409A, each installment shall be treated as a separate payment. Whenever a payment under this Agreement specifies a payment period with reference to a number of days (e.g., “as soon as practicable following the applicable Vesting Date, but no later than thirty (30) days following such Vesting Date”), the actual date of payment within the specified period shall be within the sole discretion of the Company. 14) No Guarantees Regarding Tax Treatment. Grantee (or Grantee’s beneficiaries) shall be responsible for all taxes with respect to the MSUs. The Board and the Company make no guarantees regarding the tax treatment of the MSUs. Neither the Board nor the Company has any obligation to take any action to prevent the assessment of any tax under Section 409A of the Code or Section 457A of the Code or otherwise. 15) Notices. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in the regular mail, postage prepaid, addressed, as appropriate, to the Grantee at the last address specified in the Grantee’s employment records (or such other address as the Grantee may designate in writing to the Company), or to the Company, 1 Hancock Street, Portland, ME 04101, Attention: Chief Legal Officer, or such other address as the Company may designate in writing to the Grantee. 16) No Effect on Compensation. The amount of any compensation the Grantee receives pursuant to this Agreement shall not constitute includable compensation for purposes of determining the amount of benefits to which the Grantee is entitled to under any other compensation or benefit plan or program of the Company Group, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan or as otherwise expressly required under applicable law. 17) Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof. 18) Recoupment/Clawback. Notwithstanding any other provision in the Plan or this Agreement to the contrary, any amounts paid (in cash or non-cash) to the Grantee under this Agreement that are subject to recovery under any current or future law, government regulation, stock exchange listing requirement, or policy of the Company Group (“Company Policy”), will be recouped and recovered by the Company pursuant to such law, government regulation, stock exchange

12 listing requirement, or Company Policy unless such Company Policy violates the laws of the State of Delaware. 19) Amendments. Subject to the terms of the Plan, the Board may amend, alter, suspend, discontinue or terminate this Agreement, the Plan, or any portion thereof at any time, in its sole discretion; provided, that no action taken by the Board shall adversely affect in any material respect any rights granted to the Grantee under this Agreement (other than pursuant to Article 10 of the Plan or as the Board deems necessary to comply with applicable law, including without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 409A) without the Grantee’s written consent. No amendment or modification of any term of this Agreement shall be effective unless signed in writing by or on behalf of the Company and, if required, the Grantee, and made in accordance with the terms of the Plan. 20) Severability. The provisions of this Agreement are severable and the invalidity of any one or more provisions shall not affect the validity of any other provision. In the event that a court of competent jurisdiction shall determine that any provision of this Agreement or the application thereof is unenforceable in whole or in part because of the duration or scope thereof, the parties hereto agree that said court in making such determination shall have the power to reduce the duration and scope of such provision to the extent necessary to make it enforceable, and that the Agreement in its reduced form shall be valid and enforceable to the full extent permitted by law. 21) Entire Agreement. This Agreement (including Exhibit A), the Memorandum and the Plan constitute the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, whether oral or written and whether express or implied, and whether in term sheets, presentations or otherwise, among the parties hereto, or between any of them, with respect to the subject matter hereof; provided, that, the Grantee shall continue to be bound by any other confidentiality, non-competition, non-solicitation and other similar restrictive covenants contained in any other agreements between the Grantee and the Company, its affiliates and their respective predecessors to which the Grantee is bound. 22) Authority. The Board has complete authority and discretion to determine Awards, and to interpret and construe the terms of the Plan and this Agreement. The determination of the Board as to any matter relating to the interpretation or construction of the Plan or this Agreement shall be final, binding and conclusive on all parties. 23) Rights as a Stockholder. The Grantee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock underlying or relating to any Award until the Common Stock is issued to the Grantee, as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. 24) Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile and pdf e-mail signatures shall have the same legal effect as manual signatures.

13 25) Electronic Delivery. The Company may, in its sole discretion, decide to deliver this Agreement, the Memorandum and any other documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to sign this Agreement and the Memorandum by acknowledgment through an on- line or electronic system established and maintained by the Company or another third party designated by the Company. IN WITNESS WHEREOF, this Agreement is effective as of the date first above written. WEX INC. By: Melissa Smith Its: Chair and Chief Executive Officer

14 EXHIBIT A State Specific Provisions This Exhibit A includes special terms and conditions applicable to Awards granted to such Grantee under the Plan if the Grantee resides and/or works in one of the jurisdictions listed below. These terms and conditions are in addition to or, if so indicated, in replacement of the terms and conditions set forth in the Agreement. This Exhibit A also includes information regarding Confidential and Proprietary Information, Non- Competition, Non-Solicitation and certain other issues of which the Grantee should be aware with respect to the Grantee’s receipt of the Market Share Units (the “MSUs”) and participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective jurisdictions as of March 2024. However, such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time the Grantee vests in the MSUs, acquires shares (or the cash equivalent) or sells the Common Stock acquired under the MSUs. In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s jurisdiction may apply to the Grantee’s situation. Finally, if the Grantee is a resident of a jurisdiction other than the one in which the Grantee is currently residing and/or working, transfers employment and/or residency to another jurisdiction after the Award is granted or is considered a resident of another jurisdiction for local law purposes, the terms and conditions and notifications contained herein may not be applicable to the Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply under these circumstances. United States – North Dakota, Nebraska, Oklahoma, Oregon Non-Solicitation: The following provisions replace Section 6 of the Agreement in its entirety: 6) Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to the Grantee, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that: (a) During Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-

15 specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information; (b) During the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company Group’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company; (c) During the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty (60) days preceding that individual’s hire by the Grantee or the Grantee’s subsequent employer; (d) During the term of the Grantee’s Service, the Grantee promises and agrees that the Grantee will not, in any way, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity, engage or attempt to engage in any competitive activity relating to the subject matter of the Grantee’s Service or relating to the Company Group’s business; and/or (e) Subject to Sub-Section 5(b), and except in the proper course of the Grantee’s duties to the Company in the ordinary course of business or as otherwise explicitly directed in writing by an officer of the Company, directly or through others: (a) provide any confidential information, including any information derived from the Grantee’s experience with the Company, to (i) any competitor of the Company, (ii) any person the Grantee knows or has reason to believe may be an investor or prospective investor in the Company, (iii) a member of the media, (iv) any prospective acquirer of the Company, (v) any litigant or potential litigant against the Company, (vi) any other person seeking information regarding the Company (including, without limitation, information with respect to its business, executives, directors, balance sheet, history, prospects or opportunities) or seeking to change or influence the control of the

16 Company, or (vii) any person acting on behalf of any of the foregoing (any such person described in clauses (i) to (vii), a “Potential Adverse Party”); (b) make, publicly or privately, any statements that disparage, or could otherwise cause harm to, the business or reputation of the Company and/or any current or former officer, director or employee of the Company; (c) join a “group” or become a “participant” in a solicitation with respect to the Company (other than a solicitation by the Board of Directors), as those terms are defined in applicable securities laws; and (d) aid, encourage, advise or otherwise provide assistance to any Potential Adverse Party in (i) asserting, prosecuting or defending any claim, action or proceeding against the Company, (ii) undertaking a proxy contest, withhold campaign or other shareholder activism campaign or proxy solicitation against the Company, (iii) proposing to acquire the Company or any of its assets or subsidiaries or (iv) making any other demands of the Company. If the Grantee is contacted by any Potential Adverse Party, the Grantee shall promptly provide written notice thereof to the Company’s Chief Legal Officer (the “CLO”), and shall not discuss the Company with any such Potential Adverse Party without prior written approval from the CLO. The restrictions in this Section shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company Group’s businesses are conducted internationally and agrees that the provisions in this Section shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Sections 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event the Grantee breaches any part of Sections 5 or 6 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if the Grantee breaches any covenant set forth in Section 6, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

17 If any one or more provisions of Sections 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Sections 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled. The Grantee agrees, during (i) the twelve (12) month period following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, the twelve (12) month period following the final Vesting Date, to disclose to the Company, in writing, any person or entity with whom the Grantee becomes employed, contracted to, or otherwise affiliated, the Grantee’s date of hire or engagement, the Grantee’s job title, and a complete description of the Grantee’s duties. The Grantee agrees to make such disclosure to the Company no later than the date on which the Grantee accepts or otherwise agrees to become employed by, contracted to, or otherwise affiliated with such person or entity. While the Grantee is employed with the Company and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee will provide any person or entity that the Grantee seeks an offer of employment or other engagement or retention from notice of the existence of this Agreement and the terms of Sections 5 and 6 before requesting or accepting such an offer. If the Grantee fails to provide such notice, the Grantee understands that the Grantee may be held liable for any consequential damages resulting from such failure. The Grantee agrees that the Company may send a copy of this Agreement to, or otherwise make the provisions of Sections 5 or 6 of this Agreement known to, any of the Grantee’s potential and future employers or other entity considering engaging the Grantee or which has engaged or employed the Grantee. The Grantee agrees not to assert any claim that such conduct by the Company is legally actionable interference or otherwise impermissible regardless of whether or not the provisions of Sections 5 or 6 are later found to be enforceable in whole or in part. Mindful of the obligations set forth in Sections 5 and 6, upon termination of the Grantee’s employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company. United States – Colorado Only Non-Competition and Non-Solicitation: The following provisions replace Section 6 of the Agreement in its entirety: 6. Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information and trade secrets provided to the Grantee, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that: (a) During the Grantee’s Service, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers,

18 clients and/or patrons of the Company whose entity- or other customer-specific trade secret information the Grantee discovered or gained access to as a result of the Grantee’s access to Company trade secrets; (b) During the Grantee’s Service, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company Group’s trade secrets to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company; (c) During the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty (60) days preceding that individual’s hire by the Grantee or the Grantee’s subsequent employer; (d) During the term of the Grantee’s Service, the Grantee promises and agrees that the Grantee will not, in any way, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity, engage or attempt to engage in any competitive activity relating to the subject matter of the Grantee’s Service or relating to the Company’s business; (e) During the term of the Grantee’s Service, the Grantee promises and agrees that the Grantee will not become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this Section 6(e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s Service or within six (6) months after the Grantee’s termination of Service, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing

19 any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of the Grantee’s knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Section 6 shall be effective and binding only to the extent permissible under Rule 5.6 of the Maine Rules of Professional Conduct or any similar rule governing the practice of law that is applicable to the Grantee. The restrictions in this Section 6 shall not be construed to prevent the Grantee from, following the termination of the Grantee’s Service, working for a business entity that does not compete with the Company Group simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Section 6 will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company Group, owned or controlled. The restrictions in this Section 6 shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company Group’s businesses are conducted internationally and agrees that the provisions in this Section 6 shall operate in any country in which the Company Group conducts business while the Grantee is/was employed by a member of the Company Group; and/or (f) Subject to Sub-Section 5(b), and except in the proper course of the Grantee’s duties to the Company in the ordinary course of business or as otherwise explicitly directed in writing by an officer of the Company, directly or through others: (a) provide any confidential information, including any information derived from the Grantee’s experience with the Company, to (i) any competitor of the Company, (ii) any person the Grantee knows or has reason to believe may be an investor or prospective investor in the Company, (iii) a member of the media, (iv) any prospective acquirer of the Company, (v) any litigant or potential litigant against the Company, (vi) any other person seeking information regarding the Company (including, without limitation, information with respect to its business, executives, directors, balance sheet, history, prospects or opportunities) or seeking to change or influence the control of the Company, or (vii) any person acting on behalf of any of the foregoing (any such person described in clauses (i) to (vii), a “Potential Adverse Party”); (b) make, publicly or privately, any statements that disparage, or could otherwise cause harm to, the business or reputation of the Company and/or any current or former officer, director or employee of the Company; (c) join a “group” or become a “participant” in a solicitation with respect to the Company (other than a solicitation by the Board of Directors), as those terms are defined in applicable securities laws; and (d) aid, encourage, advise or otherwise provide assistance to any Potential Adverse Party in (i) asserting, prosecuting or defending any claim, action or proceeding against the Company, (ii) undertaking a

20 proxy contest, withhold campaign or other shareholder activism campaign or proxy solicitation against the Company, (iii) proposing to acquire the Company or any of its assets or subsidiaries or (iv) making any other demands of the Company. If the Grantee is contacted by any Potential Adverse Party, the Grantee shall promptly provide written notice thereof to the Company’s Chief Legal Officer (the “CLO”), and shall not discuss the Company with any such Potential Adverse Party without prior written approval from the CLO. If Grantee earns from the Company an amount of annualized cash compensation equivalent to or greater than the threshold amount for highly compensated workers, as adjusted annually by the Colorado Division of Labor Standards and Statistics in the Department of Labor and Employment (for 2025, $127,091), then Sub-Section 6(e) shall apply both during the term of Grantee’s Service and for a period of one year thereafter. If Grantee earns from the Company an amount of annualized cash compensation equivalent to or greater than sixty-percent of the threshold amount for highly compensated workers, as adjusted annually by the Colorado Division of Labor Standards and Statistics in the Department of Labor and Employment (for 2025, $76,255), then Sub-Sections 6(a) and 6(b) shall apply both during the term of Grantee’s Service and for a period of one year thereafter. Grantee stipulates that the non-competition and customer non-solicitation covenants in Sub-Sections 6(a), 6(b) and 6(c) are reasonable and necessary for the protection of trade secrets within the meaning of the Colorado Noncompete Act. The restrictions in this Section shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company Group’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Section shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Sections 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event the Grantee breaches any part of Sections 5 or 6 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if the Grantee breaches any covenant set forth in Section 6, the duration of any covenant so breached shall, to the fullest extent permitted by law,

21 automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach. If any one or more provisions of Sections 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Sections 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled. The Grantee agrees, during (i) the twelve (12) month period following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, the twelve (12) month period following the final Vesting Date, to disclose to the Company, in writing, any person or entity with whom the Grantee becomes employed, contracted to, or otherwise affiliated, the Grantee’s date of hire or engagement, the Grantee’s job title, and a complete description of the Grantee’s duties. The Grantee agrees to make such disclosure to the Company no later than the date on which the Grantee accepts or otherwise agrees to become employed by, contracted to, or otherwise affiliated with such person or entity. While the Grantee is employed with the Company and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee will provide any person or entity that the Grantee seeks an offer of employment or other engagement or retention from notice of the existence of this Agreement and the terms of Sections 5 and 6 before requesting or accepting such an offer. If the Grantee fails to provide such notice, the Grantee understands that the Grantee may be held liable for any consequential damages resulting from such failure. The Grantee agrees that the Company may send a copy of this Agreement to, or otherwise make the provisions of Sections 5 or 6 of this Agreement known to, any of the Grantee’s potential and future employers or other entity considering engaging the Grantee or which has engaged or employed the Grantee. The Grantee agrees not to assert any claim that such conduct by the Company is legally actionable interference or otherwise impermissible regardless of whether or not the provisions of Sections 5 or 6 are later found to be enforceable in whole or in part. Nothing in this Agreement prohibits disclosure of information that arises from Grantee’s general training, knowledge, skill, or experience, whether gained on the job or otherwise, information that is readily ascertainable to the public, or information that Grantee otherwise has a right to disclose as legally protected conduct. Nothing in this Agreement or in any Company policy limits or prevents Grantee from disclosing information about workplace health and safety practices or hazards, or limits or affects Grantee’s right to disclose or discuss sexual harassment or sexual assault disputes. Nothing in this Agreement limits the ability of an employee or prospective employee to disclose or discuss, either orally or in writing, any alleged discriminatory or unfair employment practices. Mindful of the obligations set forth in Sections 5 and 6, upon termination of the Grantee’s employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company. Grantee acknowledges that Grantee received notice of the covenants not to compete in this Agreement and their terms in a separate document before Grantee accepted the offer of employment, or, if Grantee

22 was a current employee at the time Grantee entered into this Agreement, at least fourteen (14) days before the effective date of this Agreement. Consent to Jurisdiction: The following is added to the end of Section 11: Notwithstanding the foregoing, nothing in this Agreement will require Grantee to adjudicate outside of Colorado the enforceability of a covenant not to compete or require that another state’s law other than Colorado law govern the enforceability of a covenant not to compete that applies to Grantee. United States - California Only Non-Solicitation: The following provisions replace Section 6 of the Agreement in its entirety: 6) Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to the Grantee, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that: (a) During the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer- specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information; (b) During the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company Group’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company; (c) During the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company Group’s

23 Confidential and Proprietary Information to solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or utilize the Company Group’s Confidential and Proprietary Information to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or utilize the Company Group’s Confidential and Proprietary Information to hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty (60) days preceding that individual’s hire by the Grantee or the Grantee’s subsequent employer; (d) During the term of the Grantee’s Service, the Grantee promises and agrees that the Grantee will not, in any way, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity, engage or attempt to engage in any competitive activity relating to the subject matter of the Grantee’s Service or relating to the Company Group’s business; and/or (e) Subject to Sub-Section 5(b), and except in the proper course of the Grantee’s duties to the Company in the ordinary course of business or as otherwise explicitly directed in writing by an officer of the Company, directly or through others: (a) provide any confidential information, including any information derived from the Grantee’s experience with the Company, to (i) any competitor of the Company, (ii) any person the Grantee knows or has reason to believe may be an investor or prospective investor in the Company, (iii) a member of the media, (iv) any prospective acquirer of the Company, (v) any litigant or potential litigant against the Company, (vi) any other person seeking information regarding the Company (including, without limitation, information with respect to its business, executives, directors, balance sheet, history, prospects or opportunities) or seeking to change or influence the control of the Company, or (vii) any person acting on behalf of any of the foregoing (any such person described in clauses (i) to (vii), a “Potential Adverse Party”); (b) make, publicly or privately, any statements that disparage, or could otherwise cause harm to, the business or reputation of the Company and/or any current or former officer, director or employee of the Company; (c) join a “group” or become a “participant” in a solicitation with respect to the Company (other than a solicitation by the Board of Directors), as those terms are defined in applicable securities laws; and (d) aid, encourage, advise or otherwise provide assistance to any Potential Adverse Party in (i) asserting, prosecuting or defending any claim, action or proceeding against the Company, (ii) undertaking a proxy contest, withhold campaign or other shareholder activism campaign or proxy solicitation against the Company, (iii) proposing to acquire the Company or any of its assets or subsidiaries or (iv) making any other demands of the Company. If the Grantee is contacted by any Potential Adverse Party, the Grantee shall promptly provide written notice thereof to the Company’s Chief Legal Officer (the “CLO”), and shall not discuss the Company with any such Potential Adverse Party without prior written approval from the CLO.

24 The restrictions in this Section shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company Group’s businesses are conducted internationally and agrees that the provisions in this Section shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Sections 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event the Grantee breaches any part of Sections 5 or 6 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if the Grantee breaches any covenant set forth in Section 6, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach. If any one or more provisions of Sections 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Sections 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled. The Grantee agrees, during (i) the twelve (12) month period following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, the twelve (12) month period following the final Vesting Date, to disclose to the Company, in writing, any person or entity with whom the Grantee becomes employed, contracted to,

25 or otherwise affiliated, the Grantee’s date of hire or engagement, the Grantee’s job title, and a complete description of the Grantee’s duties. The Grantee agrees to make such disclosure to the Company no later than the date on which the Grantee accepts or otherwise agrees to become employed by, contracted to, or otherwise affiliated with such person or entity. While the Grantee is employed with the Company and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee will provide any person or entity that the Grantee seeks an offer of employment or other engagement or retention from notice of the existence of this Agreement and the terms of Sections 5 and 6 before requesting or accepting such an offer. If the Grantee fails to provide such notice, the Grantee understands that the Grantee may be held liable for any consequential damages resulting from such failure. The Grantee agrees that the Company may send a copy of this Agreement to, or otherwise make the provisions of Sections 5 or 6 of this Agreement known to, any of the Grantee’s potential and future employers or other entity considering engaging the Grantee or which has engaged or employed the Grantee. The Grantee agrees not to assert any claim that such conduct by the Company is legally actionable interference or otherwise impermissible regardless of whether or not the provisions of Sections 5 or 6 are later found to be enforceable in whole or in part. Mindful of the obligations set forth in Sections 5 and 6, upon termination of the Grantee’s employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company. Governing Law: The following provision replaces Section 10 of the Agreement in its entirety: 10) Governing Law. This Agreement, and all claims or causes of action or other matters that may be based upon, arise out of or relate to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict or choice of law rule or principle that might otherwise refer construction or interpretation thereof to the substantive laws of another jurisdiction; except that Sections 5 and 6 shall be governed by and construed in accordance with the internal laws of the State of California, without effect to the conflicts of laws principles thereof. Consent to Jurisdiction: The following provision replaces Section 11 of the Agreement in its entirety: 11) Consent to Jurisdiction. Nothing in this Agreement will require Grantee to adjudicate outside of California a claim arising in California or be applied so as to deprive Grantee of the substantive protection of California law with respect to a controversy arising in California. Waiver of Jury Trial: Section 12 is deleted in its entirety. Nothing in this Agreement shall be construed to prohibit Grantee from disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Grantee has reason to believe is unlawful. Nothing in this Agreement shall be construed as a waiver of Grantee’s right to testify in an administrative, legislative, or judicial proceeding concerning alleged criminal conduct or alleged sexual harassment on the part of the Company, or on the part of the agents or employees of the Company, when Grantee has been required or requested to attend such a

26 proceeding pursuant to a court order, subpoena, or written request from an administrative agency or the legislature. United States – District of Columbia Only The following provisions replace Section 6 of the Agreement in its entirety: 6) Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to the Grantee, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that: (a) During the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information; (b) During the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company Group’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company; (c) During the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty (60)

27 days preceding that individual’s hire by the Grantee or the Grantee’s subsequent employer; and/or (d) Subject to Sub-Section 5(b), and except in the proper course of the Grantee’s duties to the Company in the ordinary course of business or as otherwise explicitly directed in writing by an officer of the Company, directly or through others: (a) provide any confidential information, including any information derived from the Grantee’s experience with the Company, to (i) any competitor of the Company, (ii) any person the Grantee knows or has reason to believe may be an investor or prospective investor in the Company, (iii) a member of the media, (iv) any prospective acquirer of the Company, (v) any litigant or potential litigant against the Company, (vi) any other person seeking information regarding the Company (including, without limitation, information with respect to its business, executives, directors, balance sheet, history, prospects or opportunities) or seeking to change or influence the control of the Company, or (vii) any person acting on behalf of any of the foregoing (any such person described in clauses (i) to (vii), a “Potential Adverse Party”); (b) make, publicly or privately, any statements that disparage, or could otherwise cause harm to, the business or reputation of the Company and/or any current or former officer, director or employee of the Company; (c) join a “group” or become a “participant” in a solicitation with respect to the Company (other than a solicitation by the Board of Directors), as those terms are defined in applicable securities laws; and (d) aid, encourage, advise or otherwise provide assistance to any Potential Adverse Party in (i) asserting, prosecuting or defending any claim, action or proceeding against the Company, (ii) undertaking a proxy contest, withhold campaign or other shareholder activism campaign or proxy solicitation against the Company, (iii) proposing to acquire the Company or any of its assets or subsidiaries or (iv) making any other demands of the Company. If the Grantee is contacted by any Potential Adverse Party, the Grantee shall promptly provide written notice thereof to the Company’s Chief Legal Officer (the “CLO”), and shall not discuss the Company with any such Potential Adverse Party without prior written approval from the CLO. The restrictions in this Section shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company Group’s businesses are conducted internationally and agrees that the provisions in this Section shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. Further, nothing in this Agreement or any Company policy restricts Grantee from having additional outside employment or contract work so long as the outside work does not result in disclosure or use of confidential Company information or proprietary Company information, violate Grantee’s duty of loyalty, or create a conflict of interest. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Sections 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by

28 giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event the Grantee breaches any part of Sections 5 or 6 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if the Grantee breaches any covenant set forth in Section 6, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach. If any one or more provisions of Sections 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Sections 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled. The Grantee agrees, during (i) the twelve (12) month period following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, the twelve (12) month period following the final Vesting Date, to disclose to the Company, in writing, any person or entity with whom the Grantee becomes employed, contracted to, or otherwise affiliated, the Grantee’s date of hire or engagement, the Grantee’s job title, and a complete description of the Grantee’s duties. The Grantee agrees to make such disclosure to the Company no later than the date on which the Grantee accepts or otherwise agrees to become employed by, contracted to, or otherwise affiliated with such person or entity. While the Grantee is employed with the Company and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee will provide any person or entity that the Grantee seeks an offer of employment or other engagement or retention from notice of the existence of this Agreement and the terms of Sections 5 and 6 before requesting or accepting such an offer. If the Grantee fails to provide such notice, the Grantee understands that the Grantee may be held liable for any consequential damages resulting from such failure. The Grantee agrees that the Company may send a copy of this Agreement to, or otherwise make the provisions of Sections 5 or 6 of this Agreement known to, any of the Grantee’s potential and future employers or other entity considering engaging the Grantee or which has engaged or employed the Grantee. The Grantee agrees not to assert any claim that such conduct by the Company is legally actionable interference or otherwise impermissible regardless of whether or not the provisions of Sections 5 or 6 are later found to be enforceable in whole or in part.

29 Mindful of the obligations set forth in Sections 5 and 6, upon termination of the Grantee’s employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company. United States - Illinois Only The following provisions are added to the end of Section 6: The provisions of Sub-Section 6(e) shall only apply if the Grantee’s actual or expected annualized rate of earnings exceeds the amount required by 820 ILCS 90/10(a). The provisions of Sub-Sections 6(a), 6(b), 6(c) and 6(d) shall only apply if the Grantee’s actual or expected annualized rate of earnings exceeds the amount required by 820 ILCS 90/10(b). The Grantee acknowledges that the Grantee had at least fourteen (14) days to consider this Agreement before being required to sign it and if the Grantee signed it before the expiration of the fourteen (14) day period, the Grantee did so of the Grantee’s own volition and waived the remainder of the fourteen (14) day consideration period. The Company advises the Grantee to consult with an attorney before signing this Agreement, and the Grantee acknowledges that Grantee has been so advised. The Grantee further acknowledges that the promises and benefits provided by the Company to the Grantee constitute professional or financial benefits which are adequate consideration by themselves to support the covenants contained in Section 6. United States -Maine Only The following provisions are added to the end of Section 6: The Grantee acknowledges and agrees that (i) the Grantee was provided a copy of this Agreement three (3) or more days in advance of any requirement to sign it, (ii) the Grantee earns wages at or above four hundred percent (400%) of the federal poverty level, (iii) Sub-Section 6(e) will not take effect until after one (1) year of the start of the Grantee’s Service or a period of six (6) months from the date this Agreement is signed, whichever is later, and (iv) the restrictions of Sub-Section 6(e) are necessary to protect the Company Group’s trade secrets, confidential information, and goodwill, and that these business interests cannot be adequately protected through alternative restrictive covenants alone. United States - Massachusetts Only Non-Competition The following provisions replace Section 6 of the Agreement in its entirety: 6) Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to the Grantee, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during the Grantee’s Service and continuing thereafter (1) with respect to Sub-Sections 5(a) through 5(d), (i) until twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, until twelve (12) months following the final Vesting Date, (2) with respect to Sub-Section 6(e), until twelve (12) months following the termination of the Grantee’s Service for any reason and (3) with respect to Sub-Section 6(f), in perpetuity, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

30 (a) Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company with whom the Grantee directly performed any services or had any direct business contact; (b) Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information; (c) Utilize the Company Group’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company; (d) Solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty (60) days preceding that individual’s hire by the Grantee or the Grantee’s subsequent employer; (e) Become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this Sub-Section 6(e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s Service or within six (6) months after the Grantee’s termination of Service or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of the Grantee’s knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being

31 involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Section 6 shall be effective and binding only to the extent permissible under Rule 5.6 of the Maine Rules of Professional Conduct or any similar rule governing the practice of law that is applicable to the Grantee. The restrictions in this Section shall not be construed to prevent the Grantee from, following the termination of the Grantee’s Service, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Section will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Section shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company Group’s businesses are conducted internationally and agrees that the provisions in this Section shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. The Grantee acknowledges that the Company’s grant and provision of the MSUs, to which the Grantee would not be entitled absent execution of this Agreement, constitute fair, reasonable, and mutually agreed upon consideration to support this Sub-Section 6(e). This Sub-Section 6(e), only, shall not apply if the Grantee is terminated without Cause or laid off. For purposes of this Sub-Section 6(e), only, the term “Cause” shall mean willful misconduct by the Grantee or willful failure by the Grantee to perform his or her responsibilities to the Company (including, without limitation, breach by the Grantee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Grantee and the Company), as determined by the Company, which determination shall be conclusive. The Grantee’s employment shall be considered to have been terminated for Cause if the Company determines, within thirty (30) days after the Grantee’s termination, that termination for Cause was warranted; and/or (f) Subject to Sub-Section 5(b), and except in the proper course of the Grantee’s duties to the Company in the ordinary course of business or as otherwise explicitly directed in writing by an officer of the Company, directly or through others: (a) provide any confidential information, including any information derived from the Grantee’s experience with the Company, to (i) any competitor of the Company, (ii) any person the Grantee knows or has reason to believe may be an investor or prospective investor in the Company, (iii) a member of the media, (iv) any prospective acquirer of the Company, (v) any litigant or potential litigant against the Company, (vi) any other person seeking information regarding the Company (including, without limitation, information with respect to its business, executives, directors, balance sheet, history, prospects or opportunities) or seeking to change or influence the control of the Company, or (vii) any person acting on behalf of any of the foregoing (any such person described in clauses (i) to (vii), a “Potential Adverse Party”); (b) make, publicly or privately, any statements that disparage, or could otherwise cause harm to, the business or reputation of the Company and/or any current or former officer, director or employee

32 of the Company; (c) join a “group” or become a “participant” in a solicitation with respect to the Company (other than a solicitation by the Board of Directors), as those terms are defined in applicable securities laws; and (d) aid, encourage, advise or otherwise provide assistance to any Potential Adverse Party in (i) asserting, prosecuting or defending any claim, action or proceeding against the Company, (ii) undertaking a proxy contest, withhold campaign or other shareholder activism campaign or proxy solicitation against the Company, (iii) proposing to acquire the Company or any of its assets or subsidiaries or (iv) making any other demands of the Company. If the Grantee is contacted by any Potential Adverse Party, the Grantee shall promptly provide written notice thereof to the Company’s Chief Legal Officer (the “CLO”), and shall not discuss the Company with any such Potential Adverse Party without prior written approval from the CLO. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Sections 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event the Grantee breaches any part of Sections 5 or 6 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if the Grantee breaches any covenant set forth in Section 6, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach; except that the duration of the covenants contained in Sub-Section 6(e), only, shall extend to twenty- four (24) months if the Grantee breached his or her fiduciary duty to the Company and/or if the Grantee has unlawfully taken, physically or electronically, property belonging to the Company. If any one or more provisions of Sections 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be

33 construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Sections 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled. The Grantee agrees, during (i) the twelve (12) month period following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, the twelve (12) month period following the final Vesting Date, to disclose to the Company, in writing, any person or entity with whom the Grantee becomes employed, contracted to, or otherwise affiliated, the Grantee’s date of hire or engagement, the Grantee’s job title, and a complete description of the Grantee’s duties. The Grantee agrees to make such disclosure to the Company no later than the date on which the Grantee accepts or otherwise agrees to become employed by, contracted to, or otherwise affiliated with such person or entity. While the Grantee is employed with the Company and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee will provide any person or entity that the Grantee seeks an offer of employment or other engagement or retention from notice of the existence of this Agreement and the terms of Sections 5 and 6 before requesting or accepting such an offer. If the Grantee fails to provide such notice, the Grantee understands that the Grantee may be held liable for any consequential damages resulting from such failure. The Grantee agrees that the Company may send a copy of this Agreement to, or otherwise make the provisions of Sections 5 or 6 of this Agreement known to, any of the Grantee’s potential and future employers or other entity considering engaging the Grantee or which has engaged or employed the Grantee. The Grantee agrees not to assert any claim that such conduct by the Company is legally actionable interference or otherwise impermissible regardless of whether or not the provisions of Sections 5 or 6 are later found to be enforceable in whole or in part. Mindful of the obligations set forth in Sections 5 and 6, upon termination of the Grantee’s employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company. The Grantee is hereby informed that the Grantee has the right to consult with counsel prior to signing this Agreement. Governing Law: The following provision replaces Section 10 of the Agreement in its entirety: 10) Governing Law. This Agreement, and all claims or causes of action or other matters that may be based upon, arise out of or relate to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict or choice of law rule or principle that might otherwise refer construction or interpretation thereof to the substantive laws of another jurisdiction; except that Sub-Section 6(e) only shall be governed by the internal laws of the Commonwealth of Massachusetts if the Grantee was a resident of Massachusetts for thirty (30) days immediately preceding Grantee’s cessation of Service. Consent to Jurisdiction

34 The following is added to the end of Section 11: Notwithstanding the foregoing, any civil action relating to Section 6(e) shall be brought in the state or federal court in and for the county where Grantee resides. United States - Minnesota Only Non-Competition Sub-section 6(e) of the Agreement, alone, is deleted in its entirety. Consent to Jurisdiction The following is added to the end of Section 11: Nothing in this Agreement will require Grantee to adjudicate outside of Minnesota any claim involving a covenant not to compete arising in Minnesota, or deprive Grantee of the substantive protection of Minnesota law with respect to a controversy arising in Minnesota involving a covenant not to compete. United States - Washington Only The following provisions replace Section 6 of the Agreement in its entirety: 6) Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to the Grantee, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that: (a) During the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, solicit any current customer of the Company to cease or reduce the extent to which it is doing business with the Company; (b) During the Grantee’s Service and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee shall not, on behalf of the Grantee or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, solicit any employee of the Company to leave the Company; (c) During the term of the Grantee’s Service, the Grantee promises and agrees that the Grantee will not, in any way, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity, engage or attempt to engage in any competitive activity relating to the subject matter of the Grantee’s Service or relating to the Company Group’s business;

35 (d) If, as of the date enforcement is sought or Grantee’s last day of employment (whichever is earlier), Grantee’s earnings from the Company in the prior year (or portion thereof for which Grantee was employed), when annualized, exceed the amount required by Wash. Rev. Code 49.62.020 as adjusted by 49.62.040 (for 2025, $123,395), then Grantee shall not become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this Sub- Section 6(d), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s Service or within six (6) months after the Grantee’s termination of Service or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of the Grantee’s knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Section 6 shall be effective and binding only to the extent permissible under Rule 5.6 of the Maine Rules of Professional Conduct or any similar rule governing the practice of law that is applicable to the Grantee. The restrictions in this Section shall not be construed to prevent the Grantee from, following the termination of the Grantee’s Service, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Section will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Section shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company Group’s businesses are conducted internationally and agrees that the provisions in this Section shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. In the event Grantee’s employment is terminated as a result of a layoff, this Sub-Section 6(d) will not be enforced by the Company. If Grantee is a new hire, Grantee acknowledges that the terms of this Agreement were disclosed to Grantee in writing no

36 later than the time of the acceptance of the offer of employment. If Grantee is a current employee, Grantee acknowledges that this Agreement provides, and Grantee has received, good, valuable, sufficient and independent consideration for this Sub-Section 6(d); and/or (e) Subject to Sub-Section 5(b), and except in the proper course of the Grantee’s duties to the Company in the ordinary course of business or as otherwise explicitly directed in writing by an officer of the Company, directly or through others: (a) provide any confidential information, including any information derived from the Grantee’s experience with the Company, to (i) any competitor of the Company, (ii) any person the Grantee knows or has reason to believe may be an investor or prospective investor in the Company, (iii) a member of the media, (iv) any prospective acquirer of the Company, (v) any litigant or potential litigant against the Company, (vi) any other person seeking information regarding the Company (including, without limitation, information with respect to its business, executives, directors, balance sheet, history, prospects or opportunities) or seeking to change or influence the control of the Company, or (vii) any person acting on behalf of any of the foregoing (any such person described in clauses (i) to (vii), a “Potential Adverse Party”); (b) make, publicly or privately, any statements that disparage, or could otherwise cause harm to, the business or reputation of the Company and/or any current or former officer, director or employee of the Company; (c) join a “group” or become a “participant” in a solicitation with respect to the Company (other than a solicitation by the Board of Directors), as those terms are defined in applicable securities laws; and (d) aid, encourage, advise or otherwise provide assistance to any Potential Adverse Party in (i) asserting, prosecuting or defending any claim, action or proceeding against the Company, (ii) undertaking a proxy contest, withhold campaign or other shareholder activism campaign or proxy solicitation against the Company, (iii) proposing to acquire the Company or any of its assets or subsidiaries or (iv) making any other demands of the Company. If the Grantee is contacted by any Potential Adverse Party, the Grantee shall promptly provide written notice thereof to the Company’s Chief Legal Officer (the “CLO”), and shall not discuss the Company with any such Potential Adverse Party without prior written approval from the CLO. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Sections 5 or 6 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The

37 Grantee also acknowledges that in the event the Grantee breaches any part of Sections 5 or 6 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. If any one or more provisions of Sections 5 or 6 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Sections 5 or 6 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled. The Grantee agrees, during (i) the twelve (12) month period following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, the twelve (12) month period following the final Vesting Date, to disclose to the Company, in writing, any person or entity with whom the Grantee becomes employed, contracted to, or otherwise affiliated, the Grantee’s date of hire or engagement, the Grantee’s job title, and a complete description of the Grantee’s duties. The Grantee agrees to make such disclosure to the Company no later than the date on which the Grantee accepts or otherwise agrees to become employed by, contracted to, or otherwise affiliated with such person or entity. While the Grantee is employed with the Company and continuing thereafter until (i) twelve (12) months following the termination of the Grantee’s Service for any reason other than Retirement, or (ii) in the event of a termination of employment due to Retirement, twelve (12) months following the final Vesting Date, the Grantee will provide any person or entity that the Grantee seeks an offer of employment or other engagement or retention from notice of the existence of this Agreement and the terms of Sections 5 and 6 before requesting or accepting such an offer. If the Grantee fails to provide such notice, the Grantee understands that the Grantee may be held liable for any consequential damages resulting from such failure. The Grantee agrees that the Company may send a copy of this Agreement to, or otherwise make the provisions of Sections 5 or 6 of this Agreement known to, any of the Grantee’s potential and future employers or other entity considering engaging the Grantee or which has engaged or employed the Grantee. The Grantee agrees not to assert any claim that such conduct by the Company is legally actionable interference or otherwise impermissible regardless of whether or not the provisions of Sections 5 or 6 are later found to be enforceable in whole or in part. Mindful of the obligations set forth in Sections 5 and 6, upon termination of the Grantee’s employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company. Governing Law: The following provision replaces Section 10 of the Agreement in its entirety: 10) Governing Law. This Agreement, and all claims or causes of action or other matters that may be based upon, arise out of or relate to this Agreement shall be governed by and construed in

38 accordance with the laws of the State of Delaware, excluding any conflict or choice of law rule or principle that might otherwise refer construction or interpretation thereof to the substantive laws of another jurisdiction. If the laws of the State of Washington apply to the Grantee, then nothing in this Agreement shall be construed to deprive the Grantee of the protections or benefits of the Washington Noncompete Act (RCW §§49.62.005 – 900), or allows or requires the application of choice of law principles or the substantive law of any jurisdiction other than Washington state for any noncompetition covenant. Consent to Jurisdiction: The following is added to the end of Section 11: If the laws of the State of Washington apply to the Grantee, then nothing in this Agreement shall require the Grantee to adjudicate a noncompetition covenant outside of the State of Washington. Grantee understands that nothing in this Agreement or in any Company policy prevents Grantee from discussing or disclosing conduct, or the existence of a settlement involving conduct, that Grantee reasonably believed to be illegal discrimination, illegal harassment, illegal retaliation, a wage and hour violation, or sexual assault, or that is recognized as illegal under state, federal, or common law, or that is recognized as against a clear mandate of public policy, where the conduct occurred at the workplace, at work-related events coordinated by or through the employer, between employees, or between an employer and an employee, whether on or off the employment premises; provided, however, that Grantee remains subject to any obligation to keep confidential the amount paid in settlement of any claim.